                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Norwest Advantage Funds
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:














































                                2
47180160.CO7

                                                      PRELIMINARY

                     NORWEST ADVANTAGE FUNDS

                       Income Equity Fund

                       Two Portland Square
                     Portland, Maine  04101
                  _____________________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  _____________________________


To the Shareholders of Income Equity Fund:

         Notice is hereby given that a Special Meeting of Shareholders (the ``Meeting'') of Income Equity Fund (the ``Fund''), a series of Norwest Advantage Funds (the ``Trust''), will be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on March 11, 1996 at 10:00 a.m. Eastern Time. The purpose of this Meeting is:

              1.   To approve a proposal to amend the Investment
         Advisory Agreement between the Trust and Norwest Bank
         Minnesota, N.A., to increase the advisory fee paid by the Fund.

              2.   To transact such other business as may
         properly come before the Meeting.

         The Board of Trustees has fixed the close of business on February 16, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                             By order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary


Portland, Maine
[       ], 1996

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                                      PRELIMINARY


                     NORWEST ADVANTAGE FUNDS

                       Income Equity Fund

                       Two Portland Square
                      Portland, Maine 04101

                  _____________________________

                         PROXY STATEMENT
                  _____________________________


                 Special Meeting of Shareholders
                  To Be Held on March 11, 1996


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the ``Board'') of Norwest Advantage Funds (the ``Trust''), a Delaware business trust, of shareholders of Income Equity Fund (the ``Fund''), to be voted at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Financial Services, Inc. (``Forum''), Two Portland Square, Portland, Maine 04101, on March 11, 1996, at 10:00 a.m. Eastern Time, and any adjournment thereof (the ``Meeting''), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying form of Proxy on or about
[          ], 1996.  The Fund will furnish to each person to whom
the Proxy Statement is delivered a copy of the Fund's latest annual report to stockholders and any succeeding semi-annual report to stockholders, upon request and without charge. To request a copy, please call Norwest Bank Minnesota, N.A. (``Norwest'') at 800-338-1348.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Norwest, the Fund's investment adviser, Forum, the Trust's manager and distributor, or their affiliates. The costs of the Meeting and the preparation, printing and mailing of proxies will be borne by Norwest.

         The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into thirty-one separate portfolios. The Fund's shares of beneficial interest currently consist of one class of shares:
I Shares (the ``Shares'').

         The Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         Unless instructions to the contrary are marked, proxies will be voted FOR the approval of the amendment to the Investment Advisory Agreement described in this Proxy Statement. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to Norwest, the Trust's transfer agent, at 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will result in the Shares covered by the proxy being treated as if they were voted AGAINST the proposal.

         If a quorum is present at the Meeting, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. The presence in person or by proxy of the holders of one-third of the Fund's Shares entitled to vote constitutes a quorum. Any adjournment will require the affirmative vote of a majority of Shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Fund will continue to solicit proxies.

         The Board has fixed the close of business on February 16, 1996 for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. As
of February 16, 1996, there were [          ] voting Shares of
the Fund outstanding. As of February 16, 1996, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding Shares of the Fund.

         Approval of the proposal requires the affirmative action of ``a majority of the outstanding voting securities'' of the Fund as that term is defined under the Investment Company Act of

1940 (the ``1940 Act''), which means the affirmative vote of the lessor of (a) 67% or more of the Shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding Shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares.

                            PROPOSAL
       APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY
   AGREEMENT TO INCREASE THE ADVISORY FEE PAYABLE BY THE FUND

GENERAL. The Board is proposing for shareholder approval an amendment to the Investment Advisory Agreement between the Trust and Norwest with respect to the Fund (the ``Advisory Agreement''), which, if approved, would increase the advisory fee payable by the Fund to Norwest from 0.50% to 0.65% of the Fund's average daily net assets. The amendment will not change the way the Fund is advised or operated; there are no proposed changes in any other terms or conditions of the Advisory Agreement. The Board has determined that the amendment is in the best interests on the Fund and its shareholders. The factors considered by the Board in determining the reasonableness and fairness of the proposed advisory fee increase are described below under ``Factors Considered by the Board of Trustees.'' A copy of the Advisory Agreement reflecting the proposed amendment is set forth as Exhibit A to this Proxy Statement.

         Norwest's proposal to increase the advisory fee was considered at a meeting of the Board, held on January 29, 1996, at which a majority of the Board who are not ``interested persons'' (as defined in the 1940 Act) of the Fund or Norwest was present. Such consideration was based upon financial, statistical and other information supplied to the Board by Norwest. The Board unanimously concluded that the proposed amendment to the Advisory Agreement was fair and reasonable and determined to submit the Advisory Agreement as amended to shareholders for their approval.

TERMS OF ADVISORY AGREEMENT. Under the Advisory Agreement, Norwest, at its expense and subject to the control of the Board and in accordance with the investment objective and policies of the Fund, manages the Fund's investments. In this regard, it is the responsibility of Norwest to continuously provide the Fund with investment management, including investment research, advice and supervision, determine which securities shall be purchased or sold by the Fund, and make purchases and sales of securities on behalf of the Fund.

         Pursuant to the Advisory Agreement, Norwest has agreed to reimburse the Trust for certain of the Fund's operating expenses (exclusive of interest, taxes and brokerage fees, organization expenses and, if applicable, distribution expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Subject to the foregoing, the Trust has confirmed its obligation to pay all other expenses with respect to the Fund, as more fully described in Section 4 of the Advisory Agreement included as Exhibit A to this Proxy Statement.

         The Advisory Agreement was initially approved by the
sole shareholder of the Fund on November 9, 1994.   The Advisory
Agreement with respect to the Fund continues in effect through December 31 of each year only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Board who are not parties to the Advisory Agreement or interested persons of Norwest or the Fund, at a meeting called for the purpose of voting on the Advisory Agreement. Continuance of the Advisory Agreement in its present form was most recently approved by the Board at a meeting called for such purpose held on July 24-25, 1995. The Advisory Agreement is terminable without penalty by the Fund on 60 days written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Norwest on not more than 60 days nor less than 30 days written notice, and will automatically terminate in the event of its assignment.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES. The Board has considered various matters in determining the reasonableness and fairness of the proposed increase in the advisory fee payable by the Fund.

         In reaching its decision, the Board examined and weighed many factors, including (1) the nature and quality of the services rendered and the results achieved by Norwest in its management of the Fund (including investment performance comparisons with other mutual funds and certain indices); (2) changes in the mutual fund industry that have affected the Fund;
(3) the payments received by Norwest from all sources related to both the Fund and the other investment companies advised by Norwest; (4) the organizational capabilities and financial condition of Norwest; (5) an analysis of the proposed fee rate changes; (6) information concerning the Fund's expense ratio on both an existing and pro forma basis; (7) information as to the advisory fees paid by other portfolios advised by Norwest with investment objectives and similar to the Fund (see ``Additional Information--Portfolio Comparison'', below); and (8) competitive industry fee structures and expense ratios, including, specifically, the relationship of the proposed advisory fee rates to those typically paid by similar funds and bank-advised mutual funds.

         Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

         --   Portfolio Performance.  The Board considered the
performance of the Fund as compared to the performance of other funds with comparable investment objectives and as compared to securities indices. The Board took into account the historical investment results of the Fund. The Board noted that organizational and operational changes designed to improve investment results that had been made recently and that had been previously reported by Norwest to the Board.

         --   Actual and Pro Forma Advisory Fees and Expenses.
The Board considered the effect of the proposed advisory fee increase on the Fund's fee rates and annual expense ratios (which include the advisory fee and all other operating expenses incurred by the Fund). The table set forth below under ``Proposed Fee Increase'' provides comparative data for the fiscal year ended October 31 1995, assuming that the proposed fee increase had been in effect throughout the year.

         --   Comparisons With Other Funds.  The Board considered
the advisory fees paid by other funds with similar investment objectives and also investment companies advised by banks. In addition to comparing the proposed advisory fees, the Board also considered the comparability of operating expense ratios with the ratios of these other investment companies. Notwithstanding that under the proposal the Fund's management fee and operating expense ratios would increase, the Board believes that the management fee and expense ratios would remain comparable to industry norms.

         --   Non-Advisory Services Provided To The Fund.  The
Board reviewed the general nature of the non-investment advisory services performed by Norwest. In addition to reviewing such services, the Board considered the organizational structure employed by Norwest to provide those services.

PROPOSED FEE INCREASE

         The Advisory Agreement currently provides for a fee, computed daily and paid monthly, equal to 0.50% of the annual average daily net assets of the Fund and, accordingly, in 1995, the advisory fee paid amounted to $187,584.

         Under the proposed amendment to the Advisory Agreement, the advisory fee rate would be 0.65% of the Fund's annual average daily net assets and, accordingly, if the proposed amendment to the advisory fee had been in effect throughout 1995, the advisory fee paid for that year would have amounted to $243,859. This would have represented an increase of 30% over the actual advisory fee paid during the year.

Comparative Fee Table. The following table shows, for the Fund's fiscal year ended October 31, 1995, (a) the operating expenses for the Fund's Shares as a percentage of average net assets and
(b) the pro forma operating expenses assuming the proposed amendments to the Advisory Agreement had been in effect throughout the year.

                             ACTUAL  PRO FORMA

Advisory Fees ..............  0.50%    0.65%
Shareholder Servicing ......  0.20%    0.20%
Other Expenses
(after waivers and
reimbursements) ............  0.15%    0.15%

Investment Total
  Operating Expenses
  (after waivers and
  reimbursements) ..........  0.85%    1.00%

EXAMPLE: The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS

  Existing Fee .....$ 9       $27        $47       $105
  Proposed Fee ..... $10      $32        $55       $122

         The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the Fund. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

         If approved by shareholders at the Meeting, the proposed amendment to the Advisory Agreement and the Advisory Agreement as so amended will become effective as of the date of such approval and the amended Advisory Agreement will continue in from year to year thereafter if approved in the same manner as the Advisory Agreement in present form. If the amendment is not approved by shareholders, the Advisory Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
        THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.


ADDITIONAL INFORMATION

         [BENEFICIAL SHARE OWNERSHIP. As of the record date, the following shareholders beneficially owned more than 5% of the outstanding Shares of the Fund:]

         PORTFOLIO COMPARISON. Following are the net assets and the advisory fee payable to Norwest for 1995 by other portfolios of the Trust that have investment objectives similar to Income
Equity Fund.

                           Net Assets         Advisory Fee as a
Name of Portfolio        at 1995 Fiscal     Percentage of Average
(Fiscal Year End)           Year End          Daily Net Assets

Diversified Equity      $711.1 million      0.65%
  Fund (October 31)

Growth Equity Fund      $564.0 million      0.90%
(October 31)

Income Stock Fund        $76.3 million      0.80% - first $300
  (May 31)                                  million*
                                            0.76% - next $400
                                            million
                                            0.72% - above $400
                                            million

ValuGrowthsm Stock Fund $152.3 million      0.80% - first $300
  (May 31)                                  million
                                            0.76% - next $400
                                            million
                                            0.72% - above $400
                                            million


____________________

* Norwest voluntarily waived a portion of its advisory fee for 1995. After such voluntary waiver, the fee amounted to 0.37% of the portfolio's average daily net assets.

         INFORMATION CONCERNING NORWEST.  Pursuant to
agreements between the Trust and Norwest, Norwest acts as transfer agent and custodian for the Trust. For the fiscal year ended October 31, 1995, the Trust, with respect to the Fund, paid Norwest $93,792 in transfer agency fees. Norwest receives no fee for custodial services provided to the Trust except for performing certain functions in connection with loans of portfolio securities. For the fiscal year ended October 31, 1995, the Trust, with respect to the Fund, paid
Norwest $[     ] for services related to loans of portfolio
securities. Norwest will continue to act as transfer agent and custodian for the Trust if the amended Advisory Agreement is approved at the Meeting.

         Norwest is a wholly-owned subsidiary of Norwest
Corporation, a bank holding company with operations in 30 states and $59.3 billion in total assets. Norwest provides investment advice with respect to assets that totaled approximately $___ billion as of December 31, 1995. [10% owners of Norwest Corporation, if any.]

         Set forth below is information concerning the principal executive officer and Directors of Norwest:

     Name                    Principal Occupation

James R. Campbell  Director, President and Chief Executive
                   Officer of Norwest

Scott A. Kisting   Director of Norwest

William H. Queenan Director of Norwest and Executive Vice
                   President of Norwest Corporation

John T. Thornton   Director of Norwest and Executive Vice
                   President and Chief Financial Officer of
                   Norwest Corporation

The address of each of the foregoing is 733 Marquette Avenue, Minneapolis, Minnesota 55479.

OTHER MATTERS; SHAREHOLDER PROPOSALS

         Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum, Two Portland Square, Portland, Maine 04101.

         YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN
                     THE ENCLOSED PROXY PROMPTLY

                             By Order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary

                            EXHIBIT A

                    NORWEST FUNDS (ADVANTAGE)
                  INVESTMENT ADVISORY AGREEMENT

           November 11, 1994, as Amended _______, 1996

         AGREEMENT made this 11th day of November, 1994, between Norwest Funds (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 61 Broadway, New York, New York 10006 and Norwest Bank Minnesota, N.A. (the "Adviser"), a banking association organized under the laws of the United States of America with its principal place of business at Sixth Street and Marquette, Minneapolis, Minnesota 55479.

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument), in separate series;

         WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust as listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, the Trust and the Adviser agree as follows:

         SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

         The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue thirty-one series of shares and the Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section 1 and will from time to time furnish Adviser with any amendments thereof.

         SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

         The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

         SECTION 3.  DUTIES OF THE ADVISER

         (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in each Fund. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

         (b) The Adviser will report to the Board at each meeting thereof all changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Funds maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument, By-Laws and Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended in respect of regulated investment companies and the investment objectives, policies and restrictions of the Funds.

         (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

         (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

         (e) The Adviser shall have no duties or obligations pursuant to this Agreement, including any obligation to reimburse Fund expenses pursuant to Section 4 hereof, during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the Act.

         SECTION 4.  EXPENSES

         The Adviser shall be responsible for that portion of the net expenses of each Fund (except interest, taxes, brokerage, fees and other expenses paid by the fund in accordance with an effective plan pursuant to Rule 12b-1 under the Act and organization expenses, all to the extent such exceptions are permitted by applicable state law and regulation) incurred by the Fund during each of the Fund's fiscal years or portion thereof that this Agreement is in effect which, as to the Fund, in any such year exceeds the limits applicable to the Fund under the laws or regulations of any state in which shares of the Fund are qualified for sale (reduced pro rata for any portion of less than a year) and which is not assumed by Forum Financial Services, Inc., the Trust's manager and distributor, or any other person.

         The Trust hereby confirms that, subject to the foregoing, the Trust shall be responsible and shall assume the obligation for payment of all the Trust's other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers, employees and other personnel performing services for the Trust who are not the Adviser's employees or employees of Forum Financial Services, Inc. or affiliated persons of either; costs of corporate meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's shares are sold; state securities law registration fees and related expenses; fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any distribution, management or similar agreement; and all other fees and expenses paid by the Trust pursuant to any distribution or shareholder service plan adopted pursuant to Rule 12b-1 under the Act.

         SECTION 5.  STANDARD OF CARE

         The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser's undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         SECTION 6.  COMPENSATION

         (a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each of the Funds, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. The Adviser's reimbursement, if any, of a Fund's expenses as provided in Section 4 hereof, shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Adviser for such month. Payment of the advisory fee will be reduced or postponed, if necessary, with any adjustments made after the end of the year.

         (b) For purposes of calculating a Fund's daily net assets in determining the fees payable hereunder there shall be excluded all holdings (and liabilities related to the purchase of holdings) in any registered open-end management investment company for which the Adviser acts as investment adviser. No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the Act.

         SECTION 7.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund.

         (b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or (ii) by the Adviser on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

         SECTION 8.  ACTIVITIES OF THE ADVISER

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser's right, or the right of any of the

Adviser's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 9.  SUBADVISERS

         At its own expense, the Adviser may carry out any of its obligations under this agreement by employing, subject to your supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, or who are exempt from registration thereunder ("Subadvisers"). Each Subadviser's employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE
                 LIABILITY

         The Trustees of the Trust and the interest holders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interest holders of the Funds.

         SECTION 11.  "NORWEST" NAME

         If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the word "Norwest," or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust any such Fund to a name that does not include the word "Norwest." The Adviser may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the adviser, including marks or symbols containing the word "Norwest" or any variation thereof, as the Adviser deems appropriate. Upon the Adviser's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the word "Norwest" and any such marks or symbols which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the word "Norwest" in their names without the consent of the Trust. The Trust shall not use the word "Norwest" in conducting any business other than that of an investment company registered under the Act without the permission of the Adviser.

         SECTION 12.  MISCELLANEOUS

         (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of any of the Fund's shareholders.

         (b) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (c) This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware.

         (d) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                  NORWEST FUNDS


                                  _______________________________
                                  John Y. Keffer
                                    President


                                  NORWEST BANK MINNESOTA, N.A.


                                  _______________________________
                                  P. Jay Kiedrowski
                                    Executive Vice President

                    NORWEST FUNDS (ADVANTAGE)
                  INVESTMENT ADVISORY AGREEMENT

                           Appendix A


                                               Fee as a % of
                                         the Annual Average Daily
Funds of the Trust                        Net Assets of the Fund
__________________                       ________________________

Diversified Equity Fund                             .65%














































                                                      PRELIMINARY
                           APPENDIX

                     NORWEST ADVANTAGE FUNDS

                       Income Equity Fund

                       Two Portland Square
                     Portland, Maine  04101

                              PROXY

   This Proxy is Solicited on Behalf of the Board of Trustees

Revoking any such prior appointments, the undersigned appoints Thomas G. Sheehan and David L. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Income Equity Fund (the ``Fund''), a series of Norwest Advantage Funds (the ``Trust''), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, on March 11, 1996 at 10:00 a.m. Eastern Time, and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such shares will be voted FOR the Proposal set forth below. The Board of Trustees recommends voting FOR the Proposal.

     PROPOSAL:  TO APPROVE AN AMENDMENT TO THE INVESTMENT
     ADVISORY AGREEMENT BETWEEN THE TRUST AND NORWEST BANK
     MINNESOTA, N.A. TO INCREASE THE ADVISORY FEE PAID BY THE
     FUND.

     FOR [  ]        AGAINST [  ]          ABSTAIN [  ]

Receipt is acknowledged of the Proxy Statement for the Special
Meeting of Shareholders to be held on [           ], 1996.
(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)


    ___________________________________   ________________________
    Authorized Signature                         Date






                                1





    ___________________________________   ________________________
    Printed Name (and Title if Applicable)       Date

    ___________________________________   ________________________
    Authorized Signature (Joint Investor)        Date

    ___________________________________   ________________________
    Printed Name (and Title if Applicable)       Date













































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47180160.CO7